                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Isaac J. Gaon,  Chief Executive  Officer of Datatec  Systems,
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

            The  Quarterly  Report on Form  10-Q for the  three  month period ended July 31, 2002 of the Company  (the  "Report")
            fully complies with the  requirements  of Section 13(a) or
            15(d) of the  Securities  Exchange  Act of  1934,  and the
            information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                  /s/ Isaac J. Gaon
                                  ---------------------
                                  Isaac J. Gaon
                                  Chief Executive Officer

                                  Dated:  November 7, 2002